                                                                    Exhibit 99.1

CENTURY ALUMINUM REPORTS THIRD-QUARTER 2005 RESULTS

MONTEREY, CA. October 25, 2005 -- Century Aluminum Company (NASDAQ:CENX) reported a net loss of $20.1 million, or $0.62 a share, fully diluted, for the third-quarter of 2005. Reported third-quarter results were negatively impacted by an after-tax charge of $36.4 million, or $1.13 a share, for mark to market adjustments on forward contracts that do not qualify for cash flow hedge accounting.

In the second-quarter of 2005, the company changed from the last-in first-out
(LIFO) inventory valuation method to the first-in first-out (FIFO) method. Financial statements for periods prior to second-quarter 2005 have been restated to reflect this change. Third-quarter 2005 results benefited from the change by $3.0 million after-tax, or $0.09 a share.

In the third-quarter of 2004, the company reported a net loss of $16.0 million, or $0.50 a share, fully diluted. Before restatement, the company reported a net loss of $16.0 million, or $0.51 a share, fully diluted, which included an after-tax charge of $30.6 million, or $0.96 a share, for a loss on early extinguishment of debt.

Sales in the third-quarter of 2005 were $270.8 million, compared with $274.3 million in the third-quarter of 2004. Shipments of primary aluminum for the quarter totaled 337.3 million pounds compared with 344.2 million pounds in the year-ago quarter.

Net income for the first nine-months of 2005 was $32.4 million, or $1.01 a share, fully diluted. This compares with net income of $8.8 million, or $0.29 a share, fully diluted, in the year-ago period ($7.0 million, or $0.23, fully diluted, before restatement).

Sales in the first nine-months of 2005 were $839.5 million compared with $770.1 million in the same period of 2004. Shipments of primary aluminum for the 2005 period were 1,013.7 million pounds compared with 971.4 million pounds in the year-ago period.

Financial results and shipment data for 2004 include Nordural from April 27, 2004, the date of acquisition.

"Lower operating results in the third-quarter of 2005 compared to the second-quarter of 2005 are attributable to lower price realizations, hurricane-related costs, power surcharges at Mt. Holly and the reduced pot count at Hawesville," said Craig Davis, chairman and chief executive officer.

"While we are encouraged by the recent strengthening in aluminum prices, we remain concerned with the current energy environment in the United States and its impact on the company in the near term."

Century presently owns 615,000 metric tonnes per year (mtpy) of primary aluminum capacity. The company owns and operates a 244,000 mtpy plant at Hawesville, Kentucky; a 170,000 mtpy plant at Ravenswood, West Virginia; and a 90,000 mtpy plant at Grundartangi, Iceland that is being expanded to 220,000 mtpy. The company also owns a 49.67-percent interest in a 222,000 mtpy reduction plant at Mt. Holly, South Carolina. Alcoa Inc. owns the remainder of the plant and is the operating partner. With the completion of the Grundartangi expansion, Century's total capacity will stand at 745,000 mtpy by mid-2007. Century also holds a 50-percent share of the 1.25 million mtpy Gramercy Alumina refinery in Gramercy, Louisiana and related bauxite assets in Jamaica. Century's corporate offices are located in Monterey, California.

This press release may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Century Aluminum Company, Monterey, California
Michael Dildine, 831-642-9364
mdildine@centuryca.com

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                Three months ended       Nine months ended
                                                                  September 30,             September 30,
                                                                           2004                       2004
                                                               2005      Restated       2005        Restated
                                                            ---------    ---------    ---------    ---------
NET SALES:
     Third-party customers ..............................   $ 222,811    $ 231,502    $ 713,565    $ 649,278
     Related parties ....................................      48,025       42,815      125,923      120,866
                                                            ---------    ---------    ---------    ---------
                                                              270,836      274,317      839,488      770,144
COST OF GOODS SOLD ......................................     240,778      230,835      712,515      641,630
                                                            ---------    ---------    ---------    ---------
GROSS PROFIT ............................................      30,058       43,482      126,973      128,514
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ............       8,104        7,567       24,946       16,966
                                                            ---------    ---------    ---------    ---------
OPERATING INCOME ........................................      21,954       35,915      102,027      111,548
INTEREST EXPENSE - Net ..................................      (5,617)    (10,035)      (18,325)     (31,840)
NET LOSS ON FORWARD CONTRACTS ...........................     (53,481)      (3,149)     (52,480)     (17,146)
LOSS ON EARLY EXTINGUISHMENT OF DEBT ....................          --      (47,448)        (835)     (47,448)
OTHER INCOME (EXPENSE) - Net ............................         (67)        (110)         703         (798)
                                                            ---------    ---------    ---------    ---------
INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY
IN EARNINGS OF JOINT VENTURES ...........................     (37,211)     (24,827)      31,090       14,316
INCOME TAX (EXPENSE) BENEFIT ............................      14,064        8,854      (12,010)      (5,477)
                                                            ---------    ---------    ---------    ---------
INCOME (LOSS) BEFORE EQUITY IN EARNINGS OF JOINT VENTURES     (23,147)     (15,973)      19,080        8,839
EQUITY IN EARNINGS OF JOINT VENTURES ....................       3,076           --       13,323           --
                                                            ---------    ---------    ---------    ---------
NET INCOME (LOSS) .......................................     (20,071)     (15,973)      32,403        8,839
PREFERRED DIVIDENDS .....................................          --           --           --         (769)
                                                            ---------    ---------    ---------    ---------
NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS .....   $ (20,071)   $ (15,973)   $  32,403    $   8,070
                                                            =========    =========    =========    =========
EARNINGS (LOSS) PER COMMON SHARE
    Basic - Net income (loss) ...........................   $   (0.62)   $   (0.50)   $    1.01    $    0.29
    Diluted - Net income (loss) .........................   $   (0.62)   $   (0.50)   $    1.01    $    0.29

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     Basic ..............................................      32,162       31,754       32,120       27,542
     Diluted ............................................      32,162       31,754       32,163       27,659

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                            CENTURY ALUMINUM COMPANY
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                       September 30, December 31,
ASSETS                                                                                     2005      2004 Restated
                                                                                       -----------   -------------
Current Assets:
     Cash ..........................................................................   $    55,847    $    44,168
     Restricted cash ...............................................................         2,028          1,678
     Accounts receivable - net .....................................................        80,510         79,576
     Due from affiliates ...........................................................        17,617         14,371
     Inventories ...................................................................       106,208        111,284
     Prepaid and other current assets ..............................................        22,348         10,055
     Deferred taxes - current portion ..............................................        14,294         24,642
                                                                                       -----------    -----------
          Total current assets .....................................................       298,852        285,774
Property, plant and equipment - net ................................................       995,236        806,250
Intangible asset - net .............................................................        78,316         86,809
Goodwill ...........................................................................        94,844         95,610
Other assets .......................................................................        79,734         58,110
                                                                                       -----------    -----------
          Total ....................................................................     $1,546,98    $ 1,332,553
                                                                                       ===========    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable, trade .......................................................   $    60,182    $    47,479
     Due to affiliates .............................................................        78,391         84,815
     Industrial revenue bonds ......................................................         7,815          7,815
     Long term debt - current portion ..............................................           558         10,582
     Accrued and other current liabilities .........................................        36,870         53,309
     Accrued employee benefits costs - current portion .............................         8,458          8,458
     Convertible senior notes ......................................................       175,000        175,000
                                                                                       -----------    -----------
          Total current liabilities ................................................       367,274        387,458
                                                                                       -----------    -----------
Senior unsecured notes payable - net ...............................................       250,000        250,000
Nordural debt ......................................................................       196,601         80,711
Accrued pension benefit costs - less current portion ...............................        13,421         10,685
Accrued postretirement benefits costs - less current portion .......................        94,066         85,549
Other liabilities ..................................................................        33,290         34,961
Due to affiliates - less current portion ...........................................        78,735         30,416
Deferred taxes .....................................................................        74,485         68,273
                                                                                       -----------    -----------
          Total noncurrent liabilities
                                                                                           740,598        560,595
                                                                                       -----------    -----------
Shareholders' Equity:
     Common stock (one cent par value, 50,000,000 shares authorized; 32,174,654
       shares outstanding at September 30, 2005 and 32,038,297 at December 31, 2004)           322            320
     Additional paid-in capital ....................................................       418,876        415,453
     Accumulated other comprehensive loss ..........................................       (33,388)       (52,186)
     Retained earnings .............................................................        53,300         20,913
                                                                                       -----------    -----------
          Total shareholders' equity
                                                                                           439,110        384,500
                                                                                       -----------    -----------
          Total ....................................................................   $ 1,546,982    $ 1,332,553
                                                                                       ===========    ===========

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                       Nine months ended
                                                                         September 30,
                                                                                    2004
                                                                       2005       Restated
                                                                    ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income ................................................   $  32,403    $   8,839
      Adjustments to reconcile net income to net cash provided by operating activities:
          Unrealized net loss on forward contracts ..............      49,934        4,712
          Depreciation and amortization .........................      42,306       36,889
          Deferred income taxes .................................      12,010       (2,860)
          Pension and other post retirement benefits ............      11,253        7,253
          Inventory market adjustment ...........................          --       (2,273)
          (Gain) loss on disposal of assets .....................         (20)         719
          Non cash loss on early extinguishment of debt .........         253        9,659
          Change in operating assets and liabilities:
               Accounts receivable - net ........................        (934)     (10,342)
               Due from affiliates ..............................      (3,246)      (1,346)
               Inventories ......................................       5,076       (1,939)
               Prepaids and other current assets ................      (2,437)      (1,276)
               Accounts payable, trade ..........................       6,668        7,730
               Due to affiliates ................................       2,480        4,606
               Accrued and other current liabilities ............     (17,613)       7,850
               Other - net ......................................     (10,325)       3,643
                                                                    ---------    ---------
          Net cash provided by operating activities .............     127,808       71,864
                                                                    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property, plant and equipment .................      (9,629)      (8,832)
      Nordural expansion ........................................    (200,641)     (17,482)
      Proceeds from sale of property, plant and equipment .......         101           --
      Restricted cash deposits ..................................        (350)          --
      Business acquisitions, net of cash acquired ...............      (7,000)    (184,869)
                                                                    ---------    ---------
          Net cash used in investing activities .................    (217,519)    (211,183)
                                                                    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Borrowings ................................................     188,937      425,569
      Repayment of debt .........................................     (83,722)    (422,846)
      Repayment of related party debt ...........................          --      (14,000)
      Financing fees ............................................      (5,132)     (12,805)
      Dividends .................................................         (16)      (3,311)
      Issuance of common stock ..................................       1,323      214,982
                                                                    ---------    ---------
          Net cash provided by financing activities .............     101,390      187,589
                                                                    ---------    ---------
NET INCREASE IN CASH ............................................      11,679       48,270
CASH, BEGINNING OF PERIOD .......................................      44,168       28,204
                                                                    ---------    ---------
CASH, END OF PERIOD .............................................   $  55,847    $  76,474
                                                                    =========    =========

                            CENTURY ALUMINUM COMPANY
                             SELECTED OPERATING DATA
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM

                                         Direct (1)                                                Toll
                   ----------------------------------------------------   ------------------------------------------------------
                                           (000)                                                  (000)             (000)
                     Metric Tons          Pounds            $/Pound         Metric Tons          Pounds            Revenue
                   -----------------  ----------------   --------------   -----------------  ----------------  -----------------
     2005
     3rd Quarter         129,555           285,619           $ 0.83            23,435             51,665           $ 33,175
     2nd Quarter         130,974           288,748           $ 0.86            23,025             50,761           $ 34,174
     1st Quarter         130,083           286,783           $ 0.88            22,756             50,168           $ 33,372

     2004
     3rd Quarter         132,893           292,978           $ 0.83            23,232             51,218           $ 31,095
     2nd Quarter         133,726           294,816           $ 0.82            16,148             35,600           $ 21,483
     1st Quarter         134,601           296,743           $ 0.78                --                 --           $     --

(1)  Does not include Toll shipments from Nordural

                 FORWARD PRICED SALES - As of September 30, 2005

                                       2005(1)      2006(2)      2007(2)      2008(2)      2009(2)    2010(2)   2011-2015(2)
                                       -------      -------      -------      -------      -------    -------   ------------
Base Volume
       Pounds (000)                    129,485      371,453      374,565      240,745      231,485    231,485      826,733
       Metric Tons                      58,733      168,489      169,900      109,200      105,000    105,000      375,000
       Percent of estimated capacity        37%          24%          22%          14%          14%        14%          10%

Potential Additional Volume(2)
       Pounds (000)                         --       55,556      111,113      220,903      231,485    231,485      826,733
       Metric Tons                          --       25,200       50,400      100,200      105,000    105,000      375,000
       Percent of estimated capacity        --            4%           7%          13%          14%        14%          10%

(1) The forward priced sales in 2005 exclude October 2005 shipments to customers that are priced based upon the prior month's market price.

(2) Certain financial sales contracts included in the forward priced sales base volume for the period 2006 through 2015 contain clauses that trigger potential additional sales volume when the market price for a contract month is above the base contract ceiling price. These contracts will be settled monthly and, if the market price exceeds the ceiling price for all contract months through 2015, the potential additional sales volume would be equivalent to the amounts shown above.